GOLDMAN SACHS TRUST

Goldman Sachs High Yield Floating Rate Fund

(the “Fund”)

Supplement dated January 18, 2018, to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”), each dated November 30, 2017, as supplemented to date

Effective immediately, Ken Yang, Co-Head of Bank Loans Strategies on the High Yield and Bank Loans team, will serve as a portfolio manager for the Fund. Michael Goldstein, Managing Director, Co-Head of High Yield and Bank Loans team, and Rachel C. Golder, Managing Director, Co-Head of High Yield and Bank Loans team, will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs High Yield Floating Rate Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Michael Goldstein, CFA, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since 2011; Rachel C. Golder, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since January, 2018; and Ken Yang, Co-Head of Bank Loans Strategies on the High Yield and Bank Loans team, has managed the Fund since January, 2018.

The following row for Mr. Yang is added to the table in the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Ken Yang, Co-Head of Bank Loans Strategies	Portfolio Manager— High Yield Floating Rate	Since 2018	Mr. Yang is a Co-Head of Bank Loans Strategies on the High Yield and Bank Loans team. Prior to becoming Co-Head of Bank Loan Strategies, Mr. Yang headed the Investment Adviser’s European high yield strategies as a portfolio manager specializing in European credit. Mr. Yang joined the Investment Adviser in 2002 as a research analyst covering Gaming, Lodging, Leisure and Industrials.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

SSFI3CONFIDSTK 01-18